UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2022

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40931		86-2759890
(Commission File Number)		(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 967-5294
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2022, Stronghold Digital Mining, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with an institutional investor (the “Institutional Purchaser”) and the Company’s co-chairman and chief executive officer, Greg Beard (together with the Institutional Purchaser, the “Purchasers”), for the purchase and sale of 2,274,350 and 602,409 shares, respectively, of Class A Common Stock (collectively, the “Shares”), par value $0.0001 per share (“Common Stock”) at a purchase price of $1.60 and $1.66, respectively, and warrants to purchase an aggregate of 5,602,409 shares of Common Stock (the “Warrants”), at an initial exercise price of $1.75 per share (subject to adjustments).  Subject to certain ownership limitations, the Warrants are exercisable upon issuance.  The Warrants will be exercisable for five and a half years commencing upon the date of issuance.  The Institutional Purchaser also agreed to purchase pre-funded warrants to purchase 2,725,650 shares of Common Stock (the “Pre-funded Warrants”) at a purchase price of $1.60 per Pre-funded Warrant.  The Pre-funded Warrants have an exercise price of $0.0001 per warrant share.  The transaction closed on September 19, 2022.  The gross proceeds, before deducting offering expenses, from the sale of the Shares, the Warrants and the Pre-funded Warrants was approximately $9.0 million.  The Company intends to use the proceeds from this offering for general corporate purposes, which may include future acquisition of Bitcoin miners.

In connection with the Purchase Agreements, the Company entered into a Registration Rights Agreement with the Institutional Purchaser (the “Registration Rights Agreement”) whereby it agreed to, among other things, file within 30 days of closing of the offering a resale registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “Commission”) covering all shares of Common Stock sold to the Institutional Purchaser and the shares of Common Stock issuable upon exercise of the Warrants and the Pre-funded Warrants purchased by the Institutional Purchaser, and to cause the Resale Registration Statement to become effective within the timeframes specified in the Registration Rights Agreement; failure to do so will result in certain penalties as set forth in the Registration Rights Agreement.

Subject to certain exceptions, until 30 days after the effective date of the Resale Registration Statement (the “Effective Date”), the Company will be prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or securities convertible or exercisable into Common Stock, or filing, amending or supplementing certain other registration statements.  Until 6 months after the Effective Date, the Company will also be prohibited from effecting or entering into an agreement to effect any issuance involving a variable rate transaction.

The Shares, the Warrants and the Pre-funded Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company.  Accordingly, the Purchase Agreements are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company.  Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Purchase Agreements, Registration Rights Agreement, Warrants and Pre-funded Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which are filed as exhibits to this report and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities .

The information contained above in Item 1.01 related to the Purchase Agreements, Warrants and Pre-funded Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On September 13, 2022, the Company issued a press release regarding the private placement offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report.

Exhibit Number	Description
4.1	Form of Warrant
4.2	Pre-funded Warrant, dated September 19, 2022, by and between Stronghold Digital Mining, Inc. and Armistice Capital Master Fund Ltd.
10.1 ¥
Securities Purchase Agreement, dated September 13, 2022, by and between Stronghold Digital Mining, Inc. and Armistice Capital Master Fund Ltd., together with a schedule identifying a substantially identical agreement between Stronghold Digital Mining, Inc. and Gregory A. Beard.

10.2	Registration Rights Agreement, dated September 13, 2022, by and between Stronghold Digital Mining, Inc. and Armistice Capital Master Fund Ltd.
99.1	Press release dated September 13, 2022
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¥ Certain schedules and exhibits to this Agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Commission on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: September 19, 2022	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Co-Chairman